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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2005

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

  Maryland                             1-10899                  13-2744380
 ---------------                    --------------            ---------------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
  of Incorporation)                   File Number)         Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)


          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         On July 26, 2005, Kimco Realty Corporation, (the "Company"), as borrower, amended its existing three-year $500,000,000 unsecured revolving credit facility and entered into an amended and restated three-year $850,000,000 unsecured revolving credit facility (the "Credit Facility") with JPMorgan Chase Bank, N.A., as Issuing Lender and Administrative Agent, Wachovia Bank, National Association, The Bank of Nova Scotia and New York Agency, as Syndication Agents, UFJ Bank Limited, Suntrust Bank, Merrill Lynch Bank USA, Eurohypo AG, New York Branch, The Bank of New York, Amsouth Bank, Bank of America, N.A., Royal Bank of Canada, Mizuho Corporate Bank (USA), US Bank National Association and Westlb AG, New York Branch as Managing Agents, Citicorp North America, Inc., Barclays Bank PLC, The Governor and Company of the Bank of Ireland, Manufacturers and Traders Trust Company and Sumitomo Mitsui Banking Corporation as Co-Agents and JPMorgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger. Interest on borrowings under the Credit Facility accrue at a spread (currently 0.45%) to LIBOR and fluctuates in accordance with changes in the Company's senior debt ratings. As part of this Credit Facility, the Company has a competitive bid option whereby the Company may auction up to $425.0 million of its requested borrowings to the bank group. This competitive bid option provides the Company the opportunity to obtain pricing below the currently stated spread to LIBOR of 0.45%. In addition, the Company has a $200 million sub-limit, which provides it the opportunity to borrow in alternative currencies such as Pounds Sterling, Japanese Yen or Euros. The Credit Facility is scheduled to expire in July 2008. A copy of the Amended and Restated Credit Agreement is filed as Exhibit 10-1 hereto and incorporated herein by reference.


                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT DESCRIPTION

       10.1 Amended and Restated Credit Agreement dated as of July 26, 2005, among Kimco Realty Corporation, The Subsidiary Borrowers from time to time parties hereto, The Several Lenders from time to time parties hereto, JPMorgan Chase Bank, N.A., as Issuing Lender and Administrative Agent, Wachovia Bank, National Association, The Bank of Nova Scotia and New York Agency, as Syndication Agents, UFJ Bank Limited, Suntrust Bank, Merrill Lynch Bank USA, Eurohypo AG, New York Branch, The Bank of New York, Amsouth Bank, Bank of America, N.A., Royal Bank of
              Canada, Mizuho Corporate Bank (USA), US Bank National Association and Westlb AG, New York Branch as Managing Agents, Citicorp North America, Inc., Barclays Bank PLC, The Governor and Company of the Bank of Ireland, Manufacturers and Traders Trust Company and Sumitomo Mitsui Banking Corporation as Co-Agents and JPMorgan Securities Inc., as Sole Bookrunner and Sole Lead Arranger.


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 29, 2005                        KIMCO REALTY CORPORATION
                                            (registrant)


                                            By: /s/ Michael V. Pappagallo
                                            ---------------------------------
                                            Name: Michael V. Pappagallo
                                            Its: Executive Vice President and
                                                 Chief Financial Officer


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